EXHIBIT 99.1

--------------------------------------------------------------------------------
NEWS RELEASE
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[NEXTEL PARTNERS LOGO]                                NEXTEL PARTNERS, INC.
                                                      4500 Carillon Point
                                                      Kirkland, WA  98033
                                                      (425) 576-3600
                                                                       CONTACTS:
                                     INVESTORS:  ALICE KANG RYDER (425) 576-3696
                                           MEDIA:  SUSAN JOHNSTON (425) 576-3617

                 NEXTEL PARTNERS REPORTS STRONG RESULTS FOR 2005

                    - NET SUBSCRIBER ADDITIONS OF 415,300 -
              - 31% GROWTH IN SERVICE REVENUES TO $1.695 BILLION -
           - NET INCOME OF $605.4 MILLION OR $1.96 PER DILUTED SHARE
                           (INCLUDING TAX BENEFIT) -
             - 182% INCREASE IN FREE CASH FLOW TO $279.0 MILLION -
- 88% INCREASE IN NET CASH PROVIDED BY OPERATING ACTIVITIES TO $379.8 MILLION -

KIRKLAND, Wash. - February 21, 2006 - Nextel Partners, Inc. (NASDAQ: NXTP) today reported financial and operating results for the year ended December 31, 2005, marking a year of continuing increases in subscriber additions, service revenues, Adjusted EBITDA, net income, free cash flow and net cash provided by operating activities.

Net income attributable to common stockholders was $605.4 million in 2005 and $42.4 million in the fourth quarter. Basic and diluted net income per share attributable to common stockholders were $2.24 and $1.96, respectively for the year and $0.15 and $0.14, respectively for the fourth quarter. Excluding losses from early retirement of debt and a tax benefit of $431.6 million resulting from the release of the company's deferred tax valuation allowance, net income attributable to common stockholders was $184.1 million in 2005, representing a 69% increase over $108.7 million in 2004. Excluding losses from early retirement of debt, net income attributable to common stockholders was $52.2 million in the fourth quarter of 2005, a 44% increase over $36.3 million in the prior year's fourth quarter.

Adjusted EBITDA was $575.2 million in 2005 and $154.0 million in the fourth quarter. Excluding merger- and hurricane-related expenses, Adjusted EBITDA was $605.9 million in 2005 and $177.2 million in the fourth quarter, representing service revenue margins of 36% and 38%, respectively. Free cash flow was $279.0 million in 2005, representing a 182% increase over $99.0 million in 2004. Free cash flow in the fourth quarter of 2005 was $88.4 million, compared to $16.5 million generated in the prior year's fourth quarter. Net cash provided by operating activities was $379.8 million in 2005, an 88% increase compared to $202.5 million in 2004. In the fourth quarter, net cash provided by operating activities was $128.7 million, an 82% increase over $70.7 million in fourth quarter 2004.

Service revenues were $1.695 billion in 2005, representing an increase of 31% over 2004 service revenues of $1.291 billion. For the fourth quarter, service revenues were $460.5 million, a 30% increase over the prior year's fourth quarter service revenues of $354.7 million. Customer net additions in the fourth quarter were 105,400 bringing total digital customers to 2,017,700 at the end of the year. Total net additions in 2005 were 415,300, representing 26% customer growth over the prior the year.

"2005 was a banner year for Nextel Partners. We set a new company record for net adds and drove significant increases in profitability by continuing to target high value customers," said John Chapple, Partners' Chairman, CEO and President. "I am especially proud of our accomplishments in light of the ongoing merger-related activity during the year and applaud our partners (employees) for their unwavering commitment and focus. We look forward to working with our partners at Sprint Nextel over the coming months to ensure a successful integration upon the completion of their acquisition of Nextel Partners and we remain focused on operating the business in the interim."

Average monthly revenue per subscriber unit (ARPU) remained among the highest in the industry at approximately $68 in the fourth quarter and for the year, representing a $1 increase over the prior year and the prior year's fourth quarter. Inclusive of roaming revenues, ARPU was approximately $78 in the fourth quarter and for the year - representing a $1 increase over the prior year and a $2 increase over the prior year's fourth quarter. Average monthly churn for both the fourth quarter and the full year was approximately 1.4% - remaining among the lowest in the industry. Lifetime revenue per subscriber (LRS) was approximately $4,857 for both the fourth quarter and full year 2005.

Net capital expenditures, excluding capitalized interest, were $44.4 million in the fourth quarter and $200.0 million for the full year 2005. The total number of cell sites at year-end was 4,630, an increase of 546 over the prior year. Nextel Partners opened 62 new company-owned stores during 2005 to end the year with 135 stores in operation throughout the country.

"Nextel Partners continued to deliver very positive top- and bottom-line results in 2005," said Barry Rowan, Partners' Chief Financial Officer. "We are pleased to see the solid operating performance throughout the year continue through the fourth quarter."

NON-GAAP FINANCIAL MEASURES
The information presented in this press release and in the attached financial tables includes financial information prepared in accordance with generally accepted accounting principles in the U.S., or GAAP, as well as other financial measures that may be considered non-GAAP financial measures, including free cash flow, adjusted EBITDA, service revenue margin, ARPU, LRS, net capital expenditures and CPGA. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As described more fully in the notes to the attached financial tables, management believes these non-GAAP measures provide meaningful additional information about our performance and our ability to service our long-term debt and other fixed obligations and to fund our continued growth. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial tables. In addition, to view these and other reconciliations, visit the 'Investor Relations' tab at www.nextelpartners.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, competitive conditions, customer acceptance of our services, access to sufficient capital to meet operating and financing needs, and those additional factors that are described from time to time in Nextel Partners' reports filed with the SEC, including Nextel Partners' annual report on Form 10-K for the year ended December 31, 2004 and its quarterly reports on Form 10-Q filed in 2005. Such risks and uncertainties also include risks relating to the acquisition of Nextel Partners by Sprint Nextel Corporation including the result of the review of the proposed acquisition by various regulatory agencies and any conditions imposed in connection with consummation of the acquisition. This press release speaks only as of its date, and Nextel Partners disclaims any duty to update the information herein.

Nextel Partners, Inc. (NASDAQ:NXTP), a FORTUNE 1000 company based in Kirkland, Wash., has exclusive rights to offer the same fully integrated, digital wireless communications services offered by Nextel Communications in mid-sized and rural markets in 31 states where approximately 54 million people reside. Nextel Partners and Nextel Communications together offer the largest guaranteed all-digital wireless network in the country serving 297 of the top 300 U.S. markets. To learn more about Nextel Partners, visit www.nextelpartners.com.

                                     - more -

                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                FOR THE THREE MONTHS ENDED         FOR THE YEAR ENDED
                                                                DECEMBER 31,                       DECEMBER 31,
                                                                ------------------------------     ------------------------
                                                                    2005             2004            2005          2004
                                                                -------------    -------------     -----------  ------------
REVENUES:
                  Service revenues (1)                             $ 460,504        $ 354,706      $ 1,695,017  $ 1,291,352
                  Equipment revenues (1)                              29,102           19,830          106,634       85,784
                                                                -------------    -------------     ------------  -----------
                      Total revenues                                 489,606          374,536        1,801,651    1,377,136
OPERATING EXPENSES:
                  Cost of service revenues                           114,151           94,806          432,248      361,059
                  Cost of equipment revenues (1)                      40,254           38,199          178,261      152,557
                  Selling, general and administrative                181,177          133,945          615,944      492,335
                                                                -------------    -------------     ------------  -----------
ADJUSTED EBITDA (2)                                                  154,024          107,586          575,198      371,185
                  Stock based compensation                                72              223              639          755
                  Depreciation and amortization                       44,168           39,198          170,133      149,708
                                                                -------------    -------------     ------------  -----------
INCOME FROM OPERATIONS                                               109,784           68,165          404,426      220,722
                  Interest expense, net                              (21,271)         (24,792)         (94,901)    (106,500)
                  Interest income                                      2,097            1,089            7,759        2,891
                  Loss on early retirement of debt                   (16,883)               -          (17,707)     (54,971)
                                                                -------------    -------------     ------------  -----------
INCOME BEFORE INCOME TAX PROVISION                                    73,727           44,462          299,577       62,142
                  Income tax (provision) benefit                     (31,308)          (8,150)         305,775       (8,396)
                                                                -------------    -------------     ------------  -----------
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS                      $ 42,419         $ 36,312      $   605,352     $ 53,746
                                                                =============    =============     ============  ===========

                  Net Income per share attributable
                                   to common stockholders:
                          Basic                                       $ 0.15           $ 0.14           $ 2.24       $ 0.20
                                                                =============    =============     ============  ===========
                          Diluted                                     $ 0.14           $ 0.12           $ 1.96        $ 0.19
                                                                =============    =============     ============  ===========

                  Weighted average number of shares outstanding:
                          Basic                                      276,079          265,267          270,462       263,671
                                                                =============    =============     ============  ============
                          Diluted                                    309,381          306,627          309,440       304,985
                                                                =============    =============     ============  ============




                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2005             2004
                                                                -------------    -------------

Cash and cash equivalents                                          $ 150,403        $ 147,484
Short-term investments                                                14,624          117,095
Accounts and notes receivable, net of allowance $27,267
 and $15,874, respectively                                           265,720          190,954
Subscriber equipment inventory                                        98,003           49,595
Deferred current income taxes                                         78,027                -
Other current assets                                                  38,089           31,388
                                                                -------------    -------------
Total current assets                                                 644,866          536,516
                                                                -------------    -------------

Property, plant and equipment, net                                 1,079,050        1,042,718
FCC licenses, net of accumulated amortization of $8,744              376,254          375,470
Deferred non-current income taxes                                    181,252                -
Other long-term assets                                                12,506           20,995
                                                                -------------    -------------
Total assets                                                     $ 2,293,928      $ 1,975,699
                                                                =============    =============

Current liabilities                                                $ 208,432        $ 205,659
Long-term debt                                                     1,226,608        1,632,518
Other long-term liabilities                                           39,691           86,207
                                                                -------------    -------------
Total liabilities                                                  1,474,731        1,924,384

Total stockholders' equity                                           819,197           51,315
                                                                -------------    -------------
Total liabilities and stockholders' equity                       $ 2,293,928      $ 1,975,699
                                                                =============    =============

                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                FOR THE THREE MONTHS ENDED         FOR THE YEAR ENDED
                                                                DECEMBER 31,                       DECEMBER 31,
                                                                ------------------------------     ------------------------
                                                                    2005             2004            2005          2004
                                                                -------------    -------------     ----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
             Net income                                             $ 42,419         $ 36,312      $ 605,352      $ 53,746
             Adjustments to reconcile net income to net cash
               from operating activities:
             Depreciation and amortization                            44,168           39,198        170,133       149,708
             Loss on early retirement of debt                         16,883                -         17,707        54,971
             Other non-cash items in net income                       29,688            8,766       (310,286)       10,300
             Change in current assets and liabilities                 (4,413)         (13,528)      (103,094)      (66,259)
                                                                -------------    -------------     ----------   -----------
                  Net cash from operating activities               $ 128,745         $ 70,748      $ 379,812     $ 202,466
                                                                -------------    -------------     ----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
             Capital expenditures                                    (41,361)         (53,471)      (233,853)     (156,843)
             FCC licenses                                                (51)            (223)          (669)       (3,873)
             Proceeds from sale and maturities of short-term
                investments, net                                      14,815           (1,753)       103,369        29,096
             Other                                                         -                -         (1,662)            -
                                                                -------------    -------------     ----------   -----------
                  Net cash from investing activities               $ (26,597)       $ (55,447)     $(132,815)   $ (131,620)
                                                                -------------    -------------     ----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
                       Net cash from financing activities         $ (147,420)        $ 10,238      $(244,078)    $ (45,982)
                                                                -------------    -------------     ----------   -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               $ (45,272)        $ 25,539        $ 2,919      $ 24,864

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                       $ 195,675        $ 121,945      $ 147,484     $ 122,620
                                                                -------------    -------------     ----------   -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                             $ 150,403        $ 147,484      $ 150,403     $ 147,484
                                                                =============    =============     ==========   ===========




                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                                   OTHER DATA
                                   (UNAUDITED)

Digital units in service as of:

December 31, 2005                                              2,017,700
                                                            =============
September 30, 2005                                             1,912,300
                                                            =============
June 30, 2005                                                  1,805,100
                                                            =============
March 31, 2005                                                 1,701,800
                                                            =============
December 31, 2004                                              1,602,400
                                                            =============



                                                                FOR THE THREE MONTHS   FOR THE YEAR
                                                                ENDED                  ENDED
                                                                DECEMBER 31, 2005      DECEMBER 31, 2005
                                                                --------------------   ----------------------
                                                                (IN THOUSANDS)         (IN THOUSANDS)

Net capital expenditures (excludes capitalized interest) (3)         $ 44,436               $ 199,975
                                                                =============          ==============


                                                          FOR THE THREE MONTHS ENDED
                                                          DECEMBER 31, 2005
                                                          ----------------------------

CPGA - Cost per Gross Add (4)                                 $ 449
                                                          =============

                                                          FOR THE THREE MONTHS ENDED
                                                          DECEMBER 31, 2005
                                                          ----------------------------

Average monthly minutes of use per subscriber                   834
                                                          =============

                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                              SUPPLEMENTAL SCHEDULE
                (DOLLARS IN THOUSANDS UNLESS NOTED, EXCEPT ARPU,
                    LIFETIME REVENUE PER SUBSCRIBER AND CPGA)
                                   (UNAUDITED)



(1) IMPACT OF SEC STAFF ACCOUNTING BULLETIN (SAB) NO. 101- REVENUE RECOGNITION AND EMERGING ISSUES TASK FORCE (EITF) NO. 00-21-REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES (EITF NO. 00-21)
We adopted EITF No. 00-21, "REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES" beginning July 1, 2003 using the "prospective" method of adoption. Under EITF No. 00-21, we are no longer required to consider whether a customer is able to realize utility from the phone in the absence of the undelivered service. Given that we meet the criteria stipulated in EITF No. 00-21, we account for the sale of a phone as a unit of accounting separate from the subsequent service to the customer. Accordingly, we began recognizing revenue from phone equipment sales and the related cost of phone equipment revenues when title to the phone equipment passes to the customer beginning July 1, 2003. In accordance with EITF No. 00-21, we also report activation fees as part of equipment revenues effective July 1, 2003. Previously, in accordance with SAB No. 101, "REVENUE RECOGNITION IN FINANCIAL STATEMENTS," activation fees and handset revenues were deferred and recognized over three years, the estimated customer relationship period. Concurrently, related costs for the handsets were deferred, but only to the extent of deferred revenues, resulting in no change to income from operations. Since we adopted EITF No. 00-21 prospectively, all previously deferred activation fees, handset revenues and related costs for the handsets will continue to be amortized over their remaining customer relationship period. The following is a summary of the revenues and cost of equipment revenues (handset costs) as reported and without the effect of SAB No. 101 and EITF No. 00-21. (In December of 2003, the SEC staff issued SAB No. 104, "REVENUE RECOGNITION," which updated SAB No. 101 to reflect the impact of the issuance of EITF No. 00-21.)



                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005             2004         2005         2004
                                                                                --------------------------- ------------------------

Service revenues (as reported on Consolidated Statements of Operations)         $460,504        $354,706    $1,695,017   $1,291,352
  Activation fees amortization (SAB No. 101)                                        (327)           (811)       (2,036)      (3,748)
  Activation fees to equipment revenues (EITF No. 00-21)                           6,418           3,120        20,966       11,310
                                                                                --------------------------- ------------------------
Total service revenues without SAB No. 101 and EITF No. 00-21 effect            $466,595        $357,015    $1,713,947   $1,298,914
                                                                                --------------------------- ------------------------

Equipment revenues (as reported on Consolidated Statements of Operations)        $29,102         $19,830      $106,634      $85,784
  Equipment revenues amortization (SAB No. 101)                                   (1,901)         (4,400)      (11,427)     (20,258)
  Activation fees from service revenues (EITF No. 00-21)                          (6,418)         (3,120)      (20,966)     (11,310)
                                                                                --------------------------- ------------------------
Total equipment revenues without SAB No. 101 and EITF No. 00-21 effect           $20,783         $12,310       $74,241      $54,216
                                                                                --------------------------- ------------------------

Cost of equipment revenues (as reported on Consolidated Statements of            $40,254         $38,199      $178,261     $152,557
Operations)
  Equipment revenues amortization (EITF No. 00-21)                                (2,228)         (5,211)      (13,463)     (24,006)
                                                                                --------------------------- ------------------------
Total cost of equipment revenues without SAB No. 101 and EITF No. 00-21 effect   $38,026         $32,988      $164,798     $128,551
                                                                                --------------------------- ------------------------

Income from operations as reported                                              $109,784         $68,165      $404,426     $220,722
                                                                                =========================== ========================

Income from operations without SAB No. 101 and EITF No. 00-21 effect            $109,784         $68,165      $404,426     $220,722
                                                                                =========================== ========================


(2) ADJUSTED EBITDA
The term "EBITDA" refers to a financial measure that is defined as earnings before interest, taxes, depreciation and amortization; we use the term "Adjusted EBITDA" to reflect that our financial measure also excludes cumulative effect of change in accounting principle, loss from disposal of assets, loss from early extinguishment of debt and stock-based compensation. Adjusted EBITDA is commonly used to analyze companies on the basis of leverage and liquidity. However, Adjusted EBITDA is not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA should not be construed as a substitute for operating income or as a better measure of liquidity than cash flow from operating activities, which are determined in accordance with GAAP. We have presented Adjusted EBITDA to provide additional information with respect to our ability to meet future debt service, capital expenditure and working capital requirements. The following schedule reconciles Adjusted EBITDA to net cash from operating activities reported on our Consolidated Statements of Cash Flows, which we believe is the most directly comparable GAAP measure:



                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005             2004         2005          2004
                                                                                --------------------------- ------------------------
Net cash from operating activities (as reported on Consolidated Statements
  of Cash Flows)                                                                $128,745         $70,748      $379,812     $202,466
Adjustments to reconcile to Adjusted EBITDA:
Cash paid interest expense, net of capitalized amount                             18,679          20,053        95,167      114,815
Interest income                                                                   (2,097)         (1,089)       (7,759)      (2,891)
Change in working capital                                                          8,697          17,874       107,978       56,795
                                                                                --------------------------- ------------------------
Adjusted EBITDA                                                                 $154,024        $107,586      $575,198     $371,185
                                                                                ============================ =======================

Merger-related expenses (A)                                                     $ 22,268                     $  24,884
Hurricane expenses                                                                   872                         5,773
                                                                                ----------                   ----------
Adjusted EBITDA excluding merger-related and hurricane expenses                 $177,164                     $ 605,855
                                                                                ==========                   ==========

(A) Includes merger-related expenses and marketing costs that we incurred as a result of Nextel Communciations' failure to allow us to use the Sprint brand.


(3) NET CAPITAL EXPENDITURES
Net capital expenditures exclude capitalized interest and are offset by net proceeds from the sale and lease-back transactions of telecommunication towers and related assets to third parties accounted for as operating leases. Net capital expenditures as defined are not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. Net capital expenditures should not be construed as a substitute for capital expenditures reported on our Consolidated Statements of Cash Flows, which is determined in accordance with GAAP. We report net capital expenditures in this manner because we believe it reflects the net cash used by us for capital expenditures and to satisfy the reporting requirements for our debt covenants. The following schedule reconciles net capital expenditures to capital expenditures reported on our Consolidated Statements of Cash Flows, which we believe is the most directly comparable GAAP measure:



                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005             2004         2005          2004
                                                                                --------------------------- ------------------------
Capital expenditures (as reported on Consolidated Statements of Cash Flows)     $ 41,361        $ 53,471     $ 233,853    $ 156,843
Less:  cash paid portion of capitalized interest                                    (320)           (418)       (1,620)      (1,242)
Less:  cash proceeds from sale and lease-back transactions accounted for as
   operating leases                                                               (2,403)           (728)      (15,439)      (1,939)
Change in capital expenditures accrued or unpaid                                   5,798          14,848       (16,819)      10,922
                                                                                --------------------------- ------------------------
                                                                                $ 44,436        $ 67,173     $ 199,975    $ 164,584
                                                                                =========================== ========================


(4) CPGA - COST PER GROSS ADD
CPGA is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs by our new subscribers during the period, or gross adds. CPGA, itself, is not a measurement determined under GAAP in the United States of America and may be not similar to CPGA measures of other companies; however, CPGA uses GAAP measures as the basis for calculation. We believe CPGA is a measure of the relative cost of customer acquisition. The following schedule reflects the CPGA calculation and provides a reconciliation of the cost measures used for the CPGA calculation to equipment revenues and selling, general and administrative costs, in each case as reported on our Consolidated Statements of Operations, which we believe are the most directly comparable GAAP measures to the cost measures used for the CPGA calculation:




                                                                                 FOR THE THREE
                                                                                 MONTHS ENDED
                                                                                 DECEMBER 31,
                                                                                ---------------
                                                                                      2005
                                                                                ---------------

Equipment Revenues (as reported on Consolidated Statements of Operations)       $      (29,102)
Less: Cost of equipment revenues (as reported on Consolidated Statements
of Operations)                                                                          40,254
Adjust for impact of SAB No. 101                                                          (327)
Adjust for impact of EITF No. 00-21                                                      6,418
                                                                                ---------------
Handset and accessory subsidy costs                                             $       17,243
                                                                                ---------------

Selling, general and administrative costs (as reported on Consolidated
Statements of Operations)                                                       $      181,177
Less: General and administrative costs                                                (113,063)
                                                                                ---------------
Selling and marketing costs                                                     $       68,114
                                                                                ---------------

Handset and accessory subsidy costs from above                                  $       17,243
Plus: Selling and marketing from above                                                  68,114
                                                                                ---------------
Costs used for CPGA calculation                                                 $       85,357
                                                                                ===============

Gross Adds (new subscribers during period)                                             189,973
                                                                                ===============

Cost per Gross Add                                                              $          449
                                                                                ===============

OTHER NON-GAAP RECONCILIATIONS:

FREE CASH FLOW (FCF)
We define free cash flow as net cash from operating activities less net capital expenditures, payments for FCC licenses, cash paid portion of capitalized interest, and change in current assets and liabilities from the statement of cash flows. Free cash flow is not a measurement determined under GAAP in the United States of America and may not be similar to free cash flow measures of other companies. We believe that free cash flow provides useful information to investors, analysts and our management about the amount of cash our business is generating, after interest payments and reinvestments in the business, which may be used to fund scheduled debt maturities and other financing activities, including refinancings and early retirement of debt. Free cash flow is most directly comparable to the GAAP measure of net cash from operating activities reported on our Consolidated Statements of Cash Flows. The following schedule reconciles free cash flow to net cash from operating activities:




                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                   2005        2004            2005        2004
                                                                                --------------------------- ------------------------
Net cash from operating activities (as reported on Consolidated
  Statements of Cash Flows)                                                     $ 128,745    $ 70,748        $ 379,812   $ 202,466
Aggregate adjustments to reconcile net income to net cash from
  operating activities (as reported on Consolidated Statements of Cash Flows)     (86,326)    (34,436)         225,540    (148,720)
                                                                                --------------------------- ------------------------
Net income (as reported on Consolidated Statements of Operations)               $  42,419    $ 36,312        $ 605,352    $ 53,746
Add:  depreciation and amortization                                                44,168      39,198          170,133     149,708
Add:  non-cash items in net income                                                 46,571       8,766         (292,579)     65,271
Less: net capital expenditures (See Note 3 above)                                 (44,436)    (67,173)        (199,975)   (164,584)
Less: cash paid portion of capitalized interest (See Note 3 above)                   (320)       (418)          (1,620)     (1,242)
Less: other investing                                                               -           -               (1,662)        -
Less: FCC licenses                                                                    (51)       (223)            (669)     (3,873)
                                                                                --------------------------- ------------------------
Free cash flow                                                                  $  88,351    $ 16,462        $ 278,980    $ 99,026
                                                                                =========================== ========================


SERVICE REVENUE MARGIN
The measure "service revenue margin" is a non-GAAP measure that is determined by dividing "Adjusted EBITDA" by service revenue (as reported on our Consolidated Statements of Operations). Service revenue margin, as defined, is not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. We believe that service revenue margin is a useful indicator of our ability to fund future spending requirements, such as capital expenditures and other investments, and our ability to incur and service debt. The following schedule reflects the service revenue margin calculation and incorporates the Adjusted EBITDA reconciliation set forth above:




                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005             2004         2005          2004
                                                                                --------------------------- ------------------------
Adjusted EBITDA excluding merger-related and hurricane expenses
  (see Note 2 above)                                                            $  177,164     $  107,586    $  605,855   $  371,185
Divided by:  service revenues (as reported on Consolidated Statements
  of Operations)                                                                   460,504        354,706     1,695,017    1,291,352
                                                                                --------------------------- ------------------------
Service revenue margin                                                                 38%            30%           36%          29%
                                                                                =========================== ========================



LRS - LIFETIME REVENUE PER SUBSCRIBER
LRS is an industry term calculated by dividing ARPU (see above) by the subscriber churn rate. The subscriber churn rate is an indicator of subscriber retention and represents the monthly percentage of the subscriber base that disconnects from service. Subscriber churn is calculated by dividing the number of handsets disconnected from commercial service during the period by the average number of handsets in commercial service during the period. LRS, itself, is not a measurement determined under GAAP in the United States of America and may not be similar to LRS measures of other companies; however, LRS uses GAAP measures as the basis for calculation. We believe that LRS is an indicator of the expected lifetime revenue of our average subscriber, assuming that churn and ARPU remain constant as indicated. We also believe that this measure, like ARPU, provides useful information concerning the appeal of our rate plans and service offering and our performance in attracting and retaining high value customers. The following schedule reflects the LRS calculation:




                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005             2004         2005          2004
                                                                                --------------------------- ------------------------

ARPU (without roaming revenues)                                                 $       68     $       67   $        68     $     67
Divided by:  Churn                                                                    1.4%           1.3%          1.4%         1.4%
                                                                                --------------------------- ------------------------
Lifetime revenue subscriber (LRS)                                               $    4,857     $    5,154   $     4,857     $  4,786
                                                                                =========================== ========================

ARPU - AVERAGE REVENUE PER UNIT

ARPU is an industry term that measures total service revenues per month from our subscribers divided by the average number of subscribers in commercial service during the period. ARPU, itself, is not a measurement determined under GAAP in the United States of America and may not be similar to ARPU measures of other companies; however, ARPU uses GAAP measures as the basis for calculation. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offering and our performance in attracting high value customers. The following schedule reflects the ARPU calculation and provides a reconciliation of service revenues used for the ARPU calculation to service revenues reported on our Consolidated Statements of Operations, which we believe is the most directly comparable GAAP measure to the service revenues measure used for the ARPU calculation:



ARPU (WITHOUT ROAMING REVENUES)
                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005            2004         2005          2004
                                                                                --------------------------- ------------------------

Service revenues (as reported on Consolidated Statements of Operations)         $ 460,504     $ 354,706    $ 1,695,017  $ 1,291,352
Activation fees deferred (recognized) for SAB No. 101                                (327)         (811)        (2,036)      (3,748)
Add:  activation fees reclassified for EITF No. 00-21                               6,418         3,120         20,966       11,310
Less: roaming revenues and other non-service revenues                             (65,287)      (48,029)      (236,176)    (163,022)
                                                                                --------------------------- ------------------------
Service revenues for ARPU                                                       $ 401,308     $ 308,986    $ 1,477,771  $ 1,135,892
                                                                                =========================== ========================

Average units (subscribers)                                                         1,966         1,546          1,809        1,410
                                                                                =========================== ========================

ARPU                                                                            $      68     $      67     $       68   $       67
                                                                                =========================== ========================


ARPU (INCLUDING ROAMING REVENUES)
                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005            2004         2005          2004
                                                                                --------------------------- ------------------------
Service revenues (as reported on Consolidated Statements of Operations)         $ 460,504     $  354,706   $ 1,695,017  $ 1,291,352
Activation fees deferred (recognized) for SAB No. 101                                (327)          (811)       (2,036)      (3,748)
Add:  activation fees reclassified for EITF No. 00-21                               6,418          3,120        20,966       11,310
Less:  other non-service revenues                                                  (7,051)        (2,634)      (24,548)      (4,312)
                                                                                --------------------------- ------------------------
Service plus roaming revenues for ARPU                                          $ 459,544     $  354,381   $ 1,689,399  $ 1,294,602
                                                                                =========================== ========================

Average units (subscribers)                                                         1,966          1,546         1,809        1,410
                                                                                =========================== ========================

ARPU, including roaming revenues                                                $      78     $       76    $       78   $       77
                                                                                =========================== ========================



NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS EXCLUDING THE LOSS ON EARLY RETIREMENT OF DEBT AND THE BENEFIT FROM RELEASE OF THE DEFERRED TAX VALUATION ALLOWANCE
Net income attributable to common stockholders excluding the loss on early retirement of debt, net of tax and the benefit from release of the deferred tax valuation allowance is calculated using net income attributable to common stockholders (as reported on Consolidated Statements of Operations) and adding the loss on early retirement of debt, net of tax and deducting the benefit from release of the deferred tax valuation allowance. We show this non-GAAP financial measure to allow us to compare our net income attributable to common stockholders without the loss on early retirement of debt, net of tax and the benefit from release of the deferred tax valuation allowance. Net income attributable to common stockholders excluding the loss on early retirement of debt and the benefit from release of the deferred tax valuation allowance is not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies and should not be construed as a substitute for net income attributable to common stockholders, which is determined in accordance with GAAP. The following schedule reconciles net income attributable to common stockholders excluding the loss on early retirement of debt, net of tax and the benefit from release of the deferred tax valuation allowance to net income attributable to common stockholders, as reported on our Consolidated Statements of Operations, which we believe is the most directly comparable GAAP measure:


                                                                                FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,                DECEMBER 31,
                                                                                --------------------------- ------------------------
                                                                                  2005            2004         2005          2004
                                                                                --------------------------- ------------------------

Net Income Attributable to Common Stockholders (as reported on Consolidated
Statements of Operations)                                                       $  42,419     $   36,312   $   605,352  $    53,746
Add:  Loss on early retirement of debt                                             16,883            -          17,707       54,971
Deduct: Tax impact on loss on early retirement of debt                             (7,067)           -          (7,412)        -
Deduct: Benefit from release of the deferred tax valuation allowance                  -              -        (431,574)        -
                                                                                --------------------------- ------------------------
Net Income Attributable to Common Stockholders excluding loss on early
retirement of debt and the net tax benefit                                      $  52,235     $   36,312   $   184,073  $   108,717
                                                                                =========================== ========================